PURCHASE AND SALE AGREEMENT

     This Purchase and Sale Agreement ("Agreement") is made and entered into this 30th day of March, 2004 (the "Execution Date") by and between Lodi Care Group LLC, a Washington limited liability company, Aurora Bay/Columbus, L.L.C., a Georgia limited liability company, Aurora Bay/Hattiesburg, L.L.C., a Mississippi limited liability company, Spring Creek Group, Ltd., a Texas limited partnership, Bedford Care Group, Ltd., a Texas limited partnership, Tyler Group, Ltd., a Texas limited partnership, White Rock Care Group, Ltd., a Texas limited partnership, El Paso Care Group, Ltd., a Texas limited partnership and Lubbock Group, Ltd., a Texas limited partnership (each of the foregoing individually, a "Seller" and collectively, "Sellers") and Emeritus Corporation, a Washington corporation "Purchaser") and Aurora Bay Investments, LLC, a Washington limited liability company ("ABI"), and JCI, LLC, a Washington limited liability company ("JCI" and together with ABI, the "Guarantors").

                                    RECITALS

     A. Sellers are the owner of those certain parcels of the Real Property and the Facilities (as hereinafter defined).

     B. Sellers are interested in selling the Real Property and the Facilities to Purchaser and Purchaser is interested in purchasing the same from Sellers (the "Transaction").

     C. Purchaser has advised Sellers that the ultimate purchaser of certain of the Sellers' Assets (as hereinafter defined) shall be Nationwide Health Properties, Inc., a Real Estate Investment Trust organized under the laws of the State of Maryland or an affiliate or subsidiary thereof ("NHP") and that NHP shall then concurrently with its acquisition thereof lease them back to Purchaser or ESC (as hereinafter defined).

     D. Sellers and Purchaser are interested in documenting the terms and conditions of the Transaction.

     1.     PURCHASE  AND  SALE     1.     PURCHASE  AND  SALE
            -------------------     --     -------------------

     On the terms and conditions set forth herein, Sellers shall sell to Purchaser or NHP, as applicable, and Purchaser or NHP, as applicable, shall purchase from Sellers the following:

     (a) (A) FACILITY.The real property situated in the States of California, Georgia, Mississippi and Texas, which is more particularly described in Exhibit A attached hereto (the "Real Property") and the improvements thereon
    ---------
that constitute those certain Alzheimer Special Care Centers as described on Exhibit B attached hereto (the "Facilities") together with all tenements,
   -------
hereditaments, rights, privileges, interests, easements and appurtenances now or
   ---
hereafter belonging or in any way pertaining to the Real Property and/or the Facilities.

     (b) All fixtures (the "Fixtures") attached or appurtenant to the Real Property;

     (c) All furnishings, equipment, tools, machinery, fixtures, appliances and all other tangible personal property located on or about the Real Property or the Facilities which is owned by Sellers (collectively, the "Personal Property");

     (d) All of the permits, licenses, approvals, entitlements and other governmental and quasi-governmental authorizations including, without limitation, certificates of occupancy and other similar permits relating to all or any part of the Real Property or the Facilities and all amendments, modifications, supplements, general conditions and addenda thereto, required in connection with the use, operation or maintenance of the Facilities (the "Permits and Approvals"). As used herein, "quasi-governmental" shall include the providers of all utility services to the Property;

     (e) All original reports, drawings, plans, blueprints, studies, specifications, certificates of occupancy, building permits and grading permits relating to all or any part of the Real Property or the Facilities and all amendments, modifications, supplements, general conditions and addenda thereto (the "Reports and Studies");

     (f) All warranties, representations and guaranties with respect to the Real Property and the Facilities, whether express or implied, which Seller now holds or under which Seller is the beneficiary (the "Warranties");

     (g) All of Seller's legal and equitable claims, causes of action, and rights against the architects, engineers, designers, contrac-tors, subcontractors, suppliers and mate-rialmen and any other party who has supplied labor, services, materials or equipment, directly or indirectly, in connection with the design, planning, construc-tion, manufacturing or operation of all or any part of the Real Property and the Facilities (the "Claims");

     (h) All inventories of every kind and nature whatsoever (specifically including, but not limited to, all pharmacy supplies, medical supplies, office supplies, other supplies and foodstuffs) owned by Sellers as of the date of this Agreement or hereafter acquired, and relating to the Facilities, except inventory sold or consumed in the ordinary course of business from and after the date of this Agreement (the "Inventory").

     (i) All rights to the telephone and facsimile numbers of the Facilities and their sequential numbers, lien waivers, surety agreements, bonds, warranties, guaranties, utility use agreements, covenants, commitments, permits, certificates, approvals, and other intangible personal property of every kind and nature whatsoever owned by Sellers as of the date of this Agreement or hereafter acquired, which can be legally transferred and which relate directly to the Facilities, other than cash (on hand or in banks) and accounts, notes, interest, and other receivables arising from the operation of the Facilities prior to the Closing Date (the "Intangible Property").

     (j) All manuals, policies, procedures, handbooks, marketing materials, books and records related to the ownership and operation of the Facilities other than the financial records of Seller which relate to the period prior to the Closing Date and any proprietary materials of Seller or JEA (as hereinafter defined) containing the name or logo of Seller or JEA, but including all files for the persons employed at the Facilities on the Closing Date and for the persons residing at the Facilities on the Closing Date (the "Books and Records").

     (k)     The  vehicles  located at the Facilities and described in Exhibit C
                                                                       ---------
hereto (the "Vehicles"), three of which are leased and the leases for which are included in the Assumed Operating Contracts (as hereinafter defined) (the "Vehicle Leases").

(l)     The  names  of  the  Facilities  and  any  related  logos (the "Facility
Names").

     Hereinafter the assets described in Section 1(a) through (l) shall sometimes be collectively referred to as "Sellers' Assets."

     Except as specifically provided in this Agreement, Purchaser does not hereby or in connection herewith assume any liability of Sellers or any other party whatsoever in relation to Sellers' Assets. Purchaser agrees to use its good faith efforts, at no cost or expense to Purchaser, to secure a release of the applicable Sellers from liability under the Vehicles Leases from and after the Closing, it being understood and agreed that Purchaser shall not be in breach of its obligations under this Agreement if it is unable to secure such a release but that instead the indemnity set forth in Section 14(b)(i) shall apply.

     2.     PURCHASE  PRICE     2.     PURCHASE  PRICE
            ---------------     --     ---------------

     (a) The aggregate base purchase price ("Purchase Price") payable by Purchaser or NHP to Sellers for the Sellers' Assets shall be Forty-Eight Million Dollars ($48,000,000.00) (the "Purchase Price") The Purchase Price shall be allocated as follows:

                        FACILITY     PURCHASE PRICE ALLOCATION
                        --------     -------------------------
     Creekside     $  4,575,617
     ---------     ------------
     Heritage Hills     $  5,370,214
     --------------     ------------
     Oak Hollow     $  4,942,605
     ----------     ------------
     Pine Meadow     $  4,949,736
     -----------     ------------
     Pinehurst     $  5,415,964
     ---------     ------------
     Quail Ridge     $  6,731,438
     -----------     ------------
     Stone Bridge     $  5,651,181
     ------------     ------------
     Austin Gardens     $  5,857,088
     --------------     ------------
     Desert Springs     $  4,506,157
     --------------     ------------
     TOTAL     $48,000,000
     -----     -----------

     (b)  The  Purchase  Price  shall  be  payable  as  follows:

     (i) EXISTING FINANCING. At the Closing of the purchase and sale of the Facility located in Lubbock, Texas (the "Quail Ridge Facility"), Purchaser shall assume or shall cause NHP to assume all of Sellers' rights and obligations under the existing financing which is secured by the Facility located in Lubbock, Texas (the "Existing Financing") and the documents executed by such Sellers in connection therewith or as security therefor (the "Loan Documents"), true and correct copies of which have been provided by the applicable Seller to Purchaser prior to the execution of this Agreement. Sellers and Purchaser acknowledge and agree that as of March 1, 2004 the outstanding principal balance of the Existing Financing was Three Million Nine Hundred Eighty Nine Thousand Six Hundred Twenty Four and 49/100 Dollars ($3,989,624.49). Purchaser agrees to use, or to cause NHP to use, its good faith efforts, at no cost or expense to Purchaser or NHP, to secure a release of the applicable Seller or any guarantor of the obligations of the applicable Seller from liability under the Existing Financing from and after the Closing, it being understood and agreed that neither Purchaser nor NHP shall be in breach of its obligations under this Agreement if it is unable to secure such a release but that instead the indemnity set forth in Section 14(b)(i) shall apply.

     (ii) CASH BALANCE.(C) CASH BALANCE. At the Closing of the purchase and sale of the Quail Ridge Facility, the balance of the portion of the Purchase Price allocated above to the Quail Ridge Facility (plus or minus any costs and pro-rations for which Sellers and/or Purchaser are responsible under the terms hereof) shall be paid by wire transfer of immediately available funds at Closing and at the Closing of the purchase and sale of the remaining Facilities, the entire portion of the Purchase Price allocated to such Facilities (plus or minus any costs and pro-rations for which Sellers and/or Purchaser are responsible under the terms hereof) shall be paid by wire transfer of immediately available funds at Closing (the "Cash Balance").

     (c) ADDITIONAL PURCHASE PRICE. In addition to the Purchase Price, on April 1, 2007 (the "Additional Purchase Price Payment Date"), Purchaser shall pay to Sellers as additional consideration for the Sellers' Assets an amount determined based on the improvement in the net operating income of the
Facilities from the Initial Closing Date (as defined below) to the Additional Consideration Payment Date (the "Additional Purchase Price"); provided, however, in no event shall the Additional Purchase Price exceed Two Million and no/100 Dollars ($2,000,000) (the "Additional Purchase Price Cap"). The amount of the Additional Price shall be determined and shall be payable in the manner set forth in Exhibit D hereto.
           ----------

     3.     CLOSING     3.     CLOSING
            -------     --     -------

     (a) THE CLOSING DATE.(a) The Closing Date. Provided all of the conditions to closing set forth in this Agreement have been satisfied or waived, the closing (the "Closing") of the Transaction shall take place on March 31, 2004 (the "Initial Closing Date"); provided, however, in the event the conditions to Closing have not been satisfied or waived as of the Initial Closing Date as to any or all of the Facilities, provided the conditions to Closing have been satisfied with respect to no less than five (5) Facilities, then Purchaser shall be required to close the Transaction with respect to those Facilities as to which the conditions to closing have been satisfied or waived and shall have the right to defer the Closing with respect to the remaining Facilities for a period of up to ninety (90) days; provided, however, in no event shall a Closing occur later than June 30, 2004 (the "Outside Closing Date"), it being understood and agreed that if the conditions to Closing have not been satisfied as of the Outside Closing Date, either party shall have the right to exercise the termination rights set forth in Paragraph 15 with respect to the affected Facility or Facilities. Any and all references herein to the "Closing" shall mean the Closing with respect to the Facilities at the point in time being referred to which are being conveyed to Purchaser by the applicable Sellers, it being understood and agreed that the parties contemplate that there will be more than one Closing occurring under this Purchase Agreement and that, with respect to each of the Facilities, the "Closing Date" shall mean the date on which the Closing occurs with respect to each such Facility.

     (b) THE CLOSING PROCESS. (b) The Closing Process. Closing shall occur through escrow and accordingly, at or prior to the Closing, Purchaser and Sellers shall deposit in escrow with Chicago Title Insurance Company (the "Title Company") all documents and monies necessary to close this transaction as herein provided. Time is of the essence of this Agreement. Closing shall occur in accordance with the procedures and instructions given by Sellers and Purchaser to the Title Company prior to Closing.

     4.          4.     [RESERVED]CONVEYANCES/DELIVERIES  AT  CLOSING
                 --     ---------------------------------------------

     (a) SELLERS' CLOSING DELIVERIES. At Closing, each of the Sellers shall deliver, or cause to be delivered, the following documents to the Title Company for recording and/or delivery to Purchaser or NHP, as applicable:

          (i) A Special or Limited Warranty or Grant Deed with respect to the Real Property and Facility owned by it (collectively the "Deeds"), which Deeds shall be in form and substance acceptable to Sellers and Purchaser;

          (ii) A Bill of Sale in favor of NHP with respect to the Sellers' Assets described in Sections 1(b) through (g) and (i) (the "NHP Bill of Sale") and a Bill of Sale in favor of Purchaser or ESC with respect to the Sellers' Assets described in Sections 1(h) and (j) through (l) and with respect to the Assumed Operating Contracts in effect at such Facility (the "Emeritus Bill of Sale" and together with the NHP Bill of Sale, the "Bills of Sale") and which, in each case, are located at the Real Property and Facility owned by such Seller, which shall be in the form and substance acceptable to Seller, NHP and Purchaser or ESC, as applicable;

          (iv) An affidavit executed by each of the Sellers under penalty of perjury, stating such Seller's United States taxpayer identification numbers and that such Seller is not a foreign person, in accordance with the Internal Revenue Code, Section 1445(b)(2);

     (v) A Termination of the Management Agreement(s) between each of the Sellers and Jerry Erwin & Associates, Inc. dba JEA Senior Living ("JEA") with respect to the Facility owned by it (the "Management Termination Agreements"), be shall be in form and substance acceptable to Sellers and Purchaser;

     (vi) An Owner's Affidavit duly executed by each of the Sellers in such form and content as may be reasonably required by the Title Company;

     (vii) The New Management Agreement (as hereinafter defined) and the Lodi Consulting Agreement (as hereinafter defined);

     (viii) The Interim Subleases (as hereinafter defined), if and to the extent applicable;

     (ix) Such other affidavits and documents as may be customarily and reasonably required for the issuance of the Title Policies in accordance with the terms of the Agreement;

     (x) Documentation, reasonably acceptable to Purchaser and the Title Company, confirming the authority of such Seller to execute and deliver this Agreement and all of the documents described in this Paragraph 4 and to consummate the Transaction; and

     (xi) Any documents to which the applicable Seller may be a party in connection with the assumption of the Existing Financing.

(b) PURCHASERS DELIVERIES. At Closing Purchaser shall deliver or cause to be delivered to the Title Company for recording and/or delivery to Sellers:

          (i) The portion of the Cash Balance due at Closing pursuant to Paragraph 2(b);

     (ii)      The  New  Management Agreement and the Lodi Consulting Agreement;

(iii)     The  Interim  Subleases,  if  and  to  the  extent  applicable;

          (iv)     The  Emeritus  Bill  of  Sale;

     (v) Documents evidencing the assumption of the Existing Financing by Purchaser or NHP; and

     (vi) Documentation, reasonably acceptable to Sellers and the Title Company, confirming the authority of Purchaser to execute and deliver this Agreement and all of the documents described in this Paragraph 4 and to consummate the Transaction.

     5.     COSTS  AND  PRORATIONS     5.     COSTS  AND  PRORATIONS
            ----------------------     --     ----------------------

     (a)     COSTS  AND EXPENSES.(A)     COSTS AND EXPENSES.  Costs and expenses
associated with the sale of Sellers' Assets to Purchaser or NHP shall be allocated between the parties as follows:

          (i) Sellers shall pay any state, county, or local transfer, sales, excise or use tax due and payable by virtue of the transfer to Purchaser of the Real Property and Facilities;

          (ii) Sellers shall pay (A) One Hundred Eighteen Thousand Two Hundred Seventy Two and no/100 Dollars ($118,272) toward the cost of the Owner's Title Policies (as defined below), including the survey endorsement, for all of the Facilities other than the Quail Ridge Facility (the "Sellers Title Insurance Cost Contribution"), (B) two thirds of the cost of the Owner's Title Policy, excluding the survey endorsement, for the Quail Ridge Facility and (C) the cost of any other endorsements required to resolve any objections to title set forth in the Title and Survey Objection Letters (as defined below), if and to the extent Sellers agree to cure such objections in accordance with the terms of this Agreement;

(iii) Purchaser shall pay (A) the cost, if any, of the Owner's Title Policies for all of the Facilities other than the Quail Ridge Facility in excess of the Sellers Title Insurance Cost Contribution, (B) one third of the cost of the Owner's Title Policy for the Quail Ridge Facility, (C) the cost of the survey endorsement for the Quail Ridge Facility and (D) the cost of the Surveys (as defined below).

          (iv) Except as otherwise provided in Paragraph 5(a)(viii), Purchaser shall pay the cost of any recording fees;

          (v) Purchaser and Sellers shall each pay their own attorney's fees;

          (vi) Purchaser and Sellers shall share any escrow fees on a 50-50 basis;

          (vii) Purchaser will bear all costs associated with its Due Diligence Review (as defined below) and shall reimburse Sellers for the due diligence expenses incurred by Sellers as described and in the amounts set forth in Exhibit E;
    ----------

          (viii) In the event Sellers elect to cure any objections Purchaser makes to the items described in the Title Commitments, then Sellers shall pay the cost of obtaining and recording any releases necessary to deliver title to the Sellers' Assets in accordance with the terms of this Agreement; and

     (ix) Purchaser shall pay or shall cause NHP to pay any costs and fees associated with the assumption of the Existing Financing.

     (b)     PRORATIONS  AND  ADJUSTMENTS.  (b)     Prorations  and Adjustments.

     (i) All revenues (including but not limited to rent due from the residents of the Facilities) and expenses (including but not limited to payroll and employee benefits) related to the ownership or operation of the Sellers' Assets shall be prorated as of the Closing Date, with Sellers responsible therefor for the period prior to the Closing Date and with Purchaser responsible therefor for the period from and after the Closing Date.

     (ii) Real and personal property taxes shall be prorated as of the Closing Date, with Sellers responsible therefor for the period prior to the Closing Date and with Purchaser respon-sible therefor for the period from and after the Closing Date.

     (iii) Sellers shall arrange for a final statement with respect to all utilities serving the Real Property and the Facilities as of the Closing Date and shall pay all fees identified thereon and Purchaser shall arrange for all such utilities to be billed in its name from and after the Closing Date and shall pay all fees due therefor as of the Closing Date.

     (iv) In the event Purchaser receives a credit against its license application fees for any amounts paid by Sellers for the period covered by Purchaser' license, Purchaser shall remit to Sellers at closing an amount equal to such credit.

     (v) Purchaser shall receive a credit at each applicable Closing against the Purchaser Cash Payment for the amounts due to Purchaser from the applicable Seller for the cost of certain repairs to the Facilities as set forth more fully in Exhibit F.
    -----------

     6.     POSSESSION     6.     POSSESSION
            ----------     --     ----------

     On the Closing Date, Sellers shall deliver to Purchaser and/or NHP possession of the Facilities, subject only to rights of residents of the Facilities and the rights of Sellers under the Interim Subleases, if applicable, and of JEA under the New Management Agreement.

     7.     REPRESENTATIONS  AND WARRANTIES OF SELLER     7.     REPRESENTATIONS
            -----------------------------------------     --     ---------------
AND  WARRANTIES  OF  SELLER
---------------------------

     Each Sellers does hereby warrant and represent to Purchaser on behalf of itself and not on behalf of any other Seller that:

     (a) AUTHORITY. Such (a) Authority. Seller has full power and authority to execute and deliver this Agreement and all related documents, and to carry out the transactions contemplated herein. This Agreement is valid, binding and enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by creditors' rights laws or general principals of equity. The execution of this Agreement and the consummation of the transactions contemplated herein do not result in a breach of the terms and conditions of nor constitute a default under or violation of such Seller's corporate formation documents or of any law, regulation, court order, mortgage, note, bond, indenture, agreement, license or other instrument or obligation to which such Seller is now a party or by which such Seller or any of the assets of such Seller may be bound or affected.

     (b) NECESSARY ACTION.(B) NECESSARY ACTION. Such Seller will make all reasonable efforts, with all due diligence, to take all action and obtain all consents prior to the Closing Date necessary for it to lawfully enter into and carry out the terms of this Agreement, including, but not limited to, providing any notice of the sale of the Facility owned by it to the residents of the Facility or any governmental agency or authority, to the extent the same may be required by law.

     (c) (c) LITIGATION.Litigation. Except as otherwise described in Exhibit G attached hereto, there are no claims, actions, suits, investigations
  --------
or proceedings pending or, to the best of such Seller's knowledge, threatened by or before any court, administrative agency or other governmental authority or any arbitrator against or relating to such Seller or with respect to the ownership or operation of the Facility owned by it. The transactions contemplated herein have not been challenged by any governmental agency or any other person, nor does such Seller know or have reasonable grounds to know, of any basis for any such actions, suits or proceedings. For purposes hereof a claim, action, suit, investigation or proceeding shall be deemed to be pending if the same has been served upon such Seller or such Seller otherwise has actual knowledge of the existence thereof.

     (d)     (d)     COMPLIANCE  WITH  LAW.
COMPLIANCE  WITH  LAW.  TO  THE  BEST  OF  SELLER'S  KNOWLEDGE
          (i) The Facility owned by such Seller and its operation and use are now in compliance with all applicable municipal, county, state and federal laws, regulations, statutes, ordinances, standards and orders and all administrative rulings and with all municipal, health, building, land use and zoning laws and regulations where the failure to comply therewith could have a material adverse effect on the business, property, condition (financial or otherwise) or operation of such Facility as a licensed Alzheimer Special Care Center;

          (ii) There are no outstanding deficiencies or work orders of any authority having jurisdiction over the Facility owned by such Seller requiring conformity to any applicable statute, regulation, ordinance or by-law pertaining to Alzheimer Special Care Centers;

          (iii) Such Seller is not aware of any claims, requirement or demand of any licensing or certifying agency supervising or having authority over the Facility owned by it or otherwise to rework or redesign it or to provide additional furniture, fixtures, equipment or inventory so as to conform to or comply with any exiting law, code or standard which has not been fully satisfied prior to the date hereof or which will not be satisfied prior to the Closing;

          (iv) Such Seller has not received any notice from any governmental body claiming a violation of any building, zoning, environmental or other laws or ordinances; and

          (v) Such Seller holds a valid and currently effective Certificate of Occupancy with respect to the Facility owned by it permitting occupancy of the number of beds/units set forth in Exhibit B hereto and such Seller has
                                            ---------
provided  Purchaser with true and correct copy of such Certificate of Occupancy.

     (e) STATUS OF SELLER.(E) STATUS OF SELLER. Such Seller is duly formed, organized, validly existing and in good standing under the laws of the State of its formation as set forth in the introductory paragraph of this Agreement and is in good standing under the laws of the State in which the Facility owned by it is located if other than the state of its formation.

     (f)     (f)     THE  FACILITIES.THE  FACILITY.  The  Facility owned by such
Seller is an Alzheimer Special Care Facility known as, located at and containing the number of beds/units described on Exhibit B.
                                            -----------

     (g)     (g)     EMPLOYEES  OF  THE  FACILITY;  UNIONS.EMPLOYEES  OF  THE
FACILITY; UNIONS. None of the employees of the Facility owned by such Seller are members of a labor union or subject to any collective bargaining agreement nor, to the best of such Seller's knowledge, are any such employees engaged in any union organizing activities. Such Seller is not a party to any labor dispute or grievances.

     (h) SURVEYS AND REPORTS.(H) SURVEYS AND REPORTS. Complete copies of the most recent survey reports, any waivers of deficiencies, plans of correction, and any other investigative reports issued with respect to the Facility owned by such Seller have been provided by such Seller to Purchaser prior to, or will be provided to Purchaser within ten (10) days following execution of, this Agreement.

     (i) HAZARDOUS MATERIALS. (I) HAZARDOUS MATERIALS. During the time in which such Seller has owned the Real Property and the Facility owned by it, such Seller has not used, generated, transported, treated, constructed, deposited, stored, disposed, placed or located at, on, under or from such Real Property or Facility any flammable explosives, radioactive materials, hazardous or toxic substances, materials or wastes, pollutants or contaminants defined, listed or regulated by any local, state or federal environmental laws other than hazardous substances, materials and wastes which are used, stored and disposed of by such Seller in the ordinary course of the business conducted at the Facility in accordance with all applicable local, state and federal hazardous substance laws.

     (j) CONDEMNATION. (j) Condemnation. There is presently no pending or, to the best of such Seller's knowledge, contemplated or threatened, condemnation of the Facility owned by such Seller or any part thereof.

(K)     OPERATING  CONTRACTS.  Set forth in Exhibit H is a true and correct list
                                            ---------
of all operating contracts and equipment leases to which such Seller is a party in connection with its ownership and/or operation of the Facility owned by it (collectively, the "Operating Contracts"). Such Seller has provided to Purchaser prior to the Execution Date or will provide to Purchaser within five
(5) days after the Execution Date, true and correct copies of the Operating Contracts to which it is a party. Each of the Operating Contracts to which such Seller is a party is in full force and effect and none of the Operating Contracts to which such Seller is a party has been modified or amended except as set  forth in Exhibit H.  Such Seller has no notice or knowledge that it or
                   ----------
the  Facility  owned  by it is in default of any obligations under the Operating
Contracts to which such Seller is a party nor is such Seller aware of any default or any action which, with the passage or time or the giving of notice or both would constitute a default, under the Operating Contracts to which such Seller is a party by any other party thereto.

     (l) DISLOSURE. Such Seller has not failed to disclose to Purchaser any material and adverse fact or condition known to such Seller regarding this Agreement, the Sellers' Assets which are owned by it or the Transaction and no representation or warranty by such Seller contained in this Agreement and no statement contained in any certificate, list, exhibit, or other instrument furnished or to be furnished to Purchaser pursuant hereto, or in connection with the Transaction, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material facts which are necessary in order to make the statements contained herein or therein not misleading. All information to be disclosed by such Seller hereunder shall be true and correct in all material respects, will not contain any misstatement of any material fact, and shall not omit to state any material fact necessary to make such information not misleading.

     8.     REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER     8.
            -----------------------------------------------     --
REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER
            -----------------------------------

     Purchaser  hereby  warrants  and  represents  to  Sellers  that:

     (a) STATUS OF PURCHASER. (A) STATUS OF PURCHASER. Purchaser is corporation, duly organized and validly existing and in good standing under the laws of the State of Washington and is duly qualified to do business as a foreign corporation and in good standing in each of the states in which the Facilities are located.

     (b)     AUTHORITY.  (B)     AUTHORITY.  Purchaser  has  full  power  and
authority to execute and to deliver this Agreement and all related documents, and to carry out the transactions contemplated herein. This Agreement is valid, binding and enforceable as against Purchaser in accordance with its terms except as such enforceability may be limited by applicable creditors' rights laws and general principles of equity. The execution of this Agreement and the consummation of the transaction contemplated herein does not result in a breach of the terms and conditions of nor constitute a default under or violation of Purchaser's Articles of Incorporation or Bylaws or any law, regulations, court order, mortgage, note, bond, indenture, agreement, license or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of the assets of Purchaser may be bound or affected.

     (c)     LITIGATION.  (C)     LITIGATION.  There  is  no  litigation,
investigation or other proceeding pending or threatened against or relating to Purchaser, its properties or business which is material to this Agreement, nor does Purchaser know or have reasonable grounds to know of any basis for any such action.

     (d) NECESSARY ACTION. (D) NECESSARY ACTION. Purchaser will make all reasonable efforts, with all due diligence, to take all action and obtain all consents prior to Closing necessary for it to carry out the terms of this Agreement.

     9.     BROKERS     9.     BROKERS
            -------     --     -------

     Each of the Sellers and Purchaser each represent, covenant, and warrant to the other that each has employed no broker or finder in connection with the transaction contemplated herein. Each Seller agrees to indemnify and hold Purchaser harmless from and against all liability, claims, demands, damages or costs of any kind, including attorneys' fees, arising from or connected with any broker's commission or finder's fee or commission or charge claimed to be due any person arising from such Seller's conduct with respect to this transaction. Purchaser agrees to indemnify and hold each Seller harmless from and against all liability, claims, demands, damages or costs of any kind, including attorneys' fees, arising from or connected with any broker's commission or finder's fee or commission or charge claimed to be due any person arising from Purchaser's conduct with respect to this transaction.

     10.     SELLERS'  COVENANTS     10.     SELLER'S  COVENANTS
             -------------------     ---     -------------------

     (a)     PRE-CLOSING.(A)     PRE-CLOSING.  Between  the  date  hereof  and
Closing, except as contemplated by this Agreement or with the consent of Purchaser, each of the Sellers does hereby covenant as follows on behalf of itself and not on behalf of the other Sellers:

          (i) Such Seller will operate the Facility owned by it in the ordinary course of business and such Seller will not enter into any contract, commitment or agreement affecting the Sellers' Assets owned by such Seller except in the ordinary course of business and such Seller will advise Purchaser of any contracts or commitments which it enters, whether in the ordinary course of business or otherwise;

          (ii) Such Seller will provide Purchaser and NHP and their agents and employees with access to the Facility owned by it and to the books and records of such Facility for the purpose of enabling Purchaser to conduct its Due Diligence Review; provided, however, that such access and inspection shall be with at least 24 hours prior notice and during normal business hours at such time and in such manner as the parties shall reasonably agree upon, and such Seller agrees to make available to Purchaser the regular, internally prepared and un-audited monthly financial statements, including the income statement and balance sheet, regarding the Facility owned by it as and when they customarily become available to such Seller;

          (iii) Such Seller will not take any action inconsistent with its obligations under this Agreement or which could hinder or delay the consummation of the transactions contemplated by this Agreement;

          (iv) Such Seller will maintain in force the existing hazard and liability insurance policies, or comparable coverage, for the Seller's Assets owned by it;

          (v) Such Seller will maintain the Seller's Assets owned by it in substantially the same condition as they are in as of the Execution Date, ordinary wear and tear excepted;

          (v) Such Seller will promptly notify Purchaser of any changes affecting the validity or accuracy of its representations and warranties of which it becomes aware prior to the Closing Date;

     (vi) Such Seller shall negotiate in good faith with Purchaser the terms of one or more Subleases (the "Interim Subleases") under which the applicable Sellers will continue to operate any of the Facilities which, as of the Closing Date are not licensed in the name of Purchaser until such time as a license for such Facility or Facilities is issued in the name of Purchaser (the "Licensure Date");

(vii) Such Seller shall cause JEA to negotiate in good faith with Purchaser with respect to the New Management Agreement;

(viii) In the case of the owner of the Quail Ridge Facility in Lubbock, Texas, such Seller shall, upon request, cooperate in NHP's efforts to secure the consent needed to assume the Existing Financing, it being understood and agreed that such Seller's obligations with respect thereto shall be limited to the cooperation obligation described herein and that such Seller has not assumed, in any manner, responsibility for securing the consent of the lender to the assumption of the Existing Financing.

     (b)     CLOSING.  (b)     Closing.  At  Closing, each of the Sellers agrees
that  it  will:

          (i) Execute and deliver such endorsements, assignments and other instruments of transfer and conveyance as shall be reasonable or necessary to transfer and assign the Sellers' Assets to Purchaser as herein provided, conveying title to the Real Property and the Facilities subject only to the Permitted Exceptions (as hereinafter defined) and conveying to title to the remainder of the Sellers' Assets free and clear of all liens and encumbrances;

          (ii) Deliver to Purchaser a certificate dated as of the date of Closing certifying in such detail as Purchaser may reasonably specify that such Seller's representations and warranties contained in this Agreement or in any certificate or document delivered in connection with this Agreement or the transactions contemplated herein are true at and as of the date of Closing as though such representations and warranties were then again made and that such Seller shall have performed its obligations under this Agreement that are to be performed prior to or at Closing;

          (iii) Pay for any of the costs and expenses identified in Paragraph 5 for which it is responsible;

     (iv) Cause JEA to execute and deliver the New Management Agreement and the Lodi Consulting Agreement; and

(v) Deliver the documents described in Section 4(a) to which such Seller is a party.

     (c) POST-CLOSING.(C) POST-CLOSING. After Closing, each of the Sellers which conveyed a Facility or Facilities at Closing agrees that it will take such actions and properly execute and deliver to Purchaser such further instruments of assignment, conveyance and transfer as, in the reasonable opinion of counsel for Purchaser, may be necessary to assure, complete and evidence the full and effective transfer and conveyance of Sellers' Assets and the continued licensing of the Facilities.

     11.     PURCHASER'S  COVENANTS     11.     PURCHASER'S  COVENANTS
             ----------------------     ---     ----------------------

     (a)     PRE-CLOSING.(A)     PRE-CLOSING.  Between  the  date  hereof  and
Closing, except as contemplated by this Agreement or with the consent of Sellers, Purchaser agrees that:

          (i) Purchaser will not take any action inconsistent with its obligations under this Agreement or which could hinder or delay the consummation of the transaction contemplated by this Agreement;

          (ii) Purchaser will make all reasonable efforts, with all due diligence, to obtain all consents, approvals and licenses necessary to permit the consummation of the transaction contemplated by this Agreement and/or necessary to permit Purchaser to own and operate the Facilities as of the Closing Date; provided, however, Purchaser shall not be deemed to be in breach of its obligations under this Section 11(a)(ii) in the event it is not licensed by Closing to operate any or all of the Facilities;

          (iii) Purchaser will proceed with all due diligence and at its sole cost and expense to conduct such investigations with respect to Sellers' Assets as it deems to be reasonably necessary in connection with its purchase thereof, including, but not limited to, zoning investigations, soil studies, environmental assessments, seismic assessments, wetlands reports, appraisals, investigations of Sellers' and the Facilities' books and records and operations, dry rot and termite inspections and structural inspections, provided no investigations will be physically intrusive on the Real Property or the Facilities unless Sellers consent thereto, which consents shall not be unreasonably withheld (the "Due Diligence Review"); provided, however, that Purchaser shall maintain the confidentiality of any documents or information obtained by it from Sellers during the course of its Due Diligence Review and shall return the same to Sellers in the event the transaction provided for herein fails to close for any reason whatsoever. Furthermore, Purchaser shall indemnify, defend and hold Sellers and the Sellers' Assets harmless of and from any and all losses, liabilities, costs, expenses (including without limitation, reasonable attorney's fees and costs of court at trial and on appeal), damages, liens, claims (including, without limitation mechanics' or materialmans' liens or claims of liens), actions and causes of action arising from or relating to Purchaser (or Purchaser's agents, employees, or representatives) entering on the Real Property and/or the Facilities to test, study, investigate or inspect the same or any part thereof, whether pursuant to this paragraph or otherwise or from a breach by Purchaser of its confidentiality obligations hereunder. The foregoing indemnity shall expressly survive the Closing or the earlier termination of this Agreement;

          (iv) Within fifteen (15) days after the date of their delivery to Purchaser, Purchaser will advise Sellers in writing which, if any of the Operating Contracts it elects to assume as of the Closing Date (the "Assumed Operating Contracts"); and

     (v) Purchaser will negotiate in good faith with JEA the terms of a Consulting Agreement with respect to the Lodi Facility under which Purchaser and JEA will provide certain accounting and consulting services to the Lodi Facility until Purchaser and JEA are licensed to lease and manage the Lodi Facility in accordance with California law (the "Lodi Consulting Agreement") and a Management Agreement under which JEA will provide certain management services to the Facilities, including the Lodi Facility, from and after the later of the Closing Date or the Licensure Date, the material terms of which are described more fully in Exhibit I hereto (the "New Management Agreement");
                 ----------

     (vi) Purchaser will take such action as may be necessary to cause NHP to proceed with all due diligence to secure such consents as may be reasonably necessary for its assumption of the Existing Financing.

     (b)     CLOSING.(B)     CLOSING.  At  Closing,  Purchaser  agrees  that  it
will:

          (i) Pay or cause NHP to pay the portion of the Cash Balance applicable to the Facility or Facilities included in the Closing;

          (ii) Deliver to Sellers a Certificate dated as of the date of Closing certifying in such detail as Sellers may reasonably specify the fulfillment of the conditions set forth in Paragraph 13(b)(i);

          (iii) Pay for any of the costs and expenses specified in Paragraph 5 for which it is responsible;

     (iv)     Deliver  or  caused  to  be  delivered  the documents described in
Section  4(b).

     (c)     POST-CLOSING.  (C)     POST-CLOSING.  After  Closing,  Purchaser
agrees that it will take such actions and properly execute and deliver such further instruments as Sellers may reasonably request to assure, complete and evidence the transactions provided for in this Agreement.

     12.     MUTUAL  COVENANTS     12.     MUTUAL  COVENANTS
             -----------------     ---     -----------------

     Following  the  execution  of  this Agreement, Purchaser and Sellers agree:

     (a) If any event should occur, either within or without the knowledge or control of Purchaser or Sellers which would prevent fulfillment of the conditions to the obligations of any party hereto to consummate the transactions contemplated by this Agreement, to use its or their reasonable efforts to cure the same as expeditiously as possible.

     (b) To cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions which are or may be reasonable and necessary to obtain the consent of any governmental instrumentality or any third party or to accomplish the transactions contemplated by this Agreement.

     (c) To effect in a timely fashion all pro-rations contemplated in this Agreement.

     13.     CONDITIONS PRECEDENT TO CLOSING     13.     CONDITIONS PRECEDENT TO
             -------------------------------     ---     -----------------------
CLOSING
-------

     (a) PURCHASER'S CONDITIONS.(A) PURCHASER'S CONDITIONS. Purchaser' obligation to purchase the Sellers' Assets is subject to the following conditions, any one or all of which may be waived by Purchaser at or prior to
Closing:

          (i)     TITLE AND SURVEY REVIEW.      (i)     Title and Survey Review.

          (A) As soon as practicable after the Execution Date (the "Title Delivery Date"), Purchaser shall obtain (i) title reports or commitments (the "Title Commitments") for extended coverage title insurance policies with respect to the Real Property issued by the Title Company, along with legible copies of all of the exception documents referenced therein and (ii) a litigation, bankruptcy, judgment and security interest search in the names of the Sellers and the Facilities (the "Litigation and Lien Search").

          (B) Within five (5) business days after the Execution Date (the "Survey Delivery Date"), Purchaser shall order ALTA surveys with respect to any of the Real Property not covered by the Existing Surveys (the "New Surveys"), which shall be prepared by surveyors acceptable to Purchaser (the "Surveyors") and shall request that the surveys with respect to the Facilities other than the Facilities located in Lodi, California, Lubbock, Texas and El Paso, Texas (the "Existing Surveys") be updated (if the same are dated more than ninety (90) days prior to the Execution Date), and recertified to Purchaser, NHP and the Title Company (the "Recertified Surveys" and together with the New Surveys, the "Surveys"), with, each in case, the intent of the parties being that at Closing Purchaser will receive ALTA Surveys which are sufficient to cause the Title Company to issue the Title Policies (as defined below) without the survey exception or, in the case of the portion of the Real Property located in Texas, with the survey exception limited to shortages in area (the "Surveys"). The New Surveys shall be certified to the Purchaser, Sellers, the Title Company and NHP and, upon completion thereof, Purchaser shall cause the New Surveys and the Recertified Surveys to be delivered by the Surveyors to Purchaser, Sellers, the Title Company and NHP.

     (C) Within five (5) business days after Purchaser' receipt of the last of the Title Commitment (including legible copies of all of the exception documents referenced therein), the results of the Litigation and Lien Search and the Survey with respect to a Facility, Purchaser shall advise the applicable Seller in writing on a Facility by Facility basis of its objections, if any, to the matters reflected therein (a "Title and Survey Objection Letter").

          (D) Within three (3) business days, in the case of any of the Facilities which are subject to an anticipated March 31, 2004 Closing and within five (5) business days, in the case of any of the Facilities which are subject to an anticipated Closing subsequent to March 31, 2004, after the applicable Seller's receipt of the Title and Survey Objection Letter related to the Facility owned by it, such Seller shall specify by written notice delivered to Purchaser which of the objections described therein it will correct at or prior to the Closing Date and which of such objections it refuses to correct at or prior to the Closing Date (the "Seller Title and Survey Response Notice"). If any Seller fails to deliver a Seller Title and Survey Response Notice within said three (3) or five (5) business day period, as applicable, such Sellers shall be deemed to have agreed to correct all of the matters to which Purchaser objected in the applicable Title and Survey Objection Letter. If a Seller refuses to correct some or all of the matters objected to in the applicable Title and Survey Objection Letter, Purchaser shall have three (3) business days, in the case of any of the Facilities which are subject to an anticipated March 31, 2004 Closing and within five (5) business days, in the case of any of the Facilities which are subject to an anticipated Closing subsequent to March 31, 2004, after receipt of a Seller Title and Survey Response Notice in which to advise the applicable Seller of its decision to close, notwithstanding the defects which such Seller has refused to correct, or of its election to terminate this Agreement either in its entirety or solely as to the affected Facility(ies). In the event Purchaser elects to terminate this Agreement as a result of the existence of title, survey or defects which a Seller refuses to correct by Closing, neither party shall have any further rights or obligations hereunder or with respect to the affected Facility or Facilities, as applicable.

          (E) Any matter reflected on the Title Commitments or in the results of the Litigation and Lien Search or on the Surveys and not objected to by Purchaser or as to which Purchaser waives its objections in accordance with the terms hereof, shall be deemed accepted by Purchaser and shall for purposes hereof be deemed to be the "Permitted Exceptions."

4.02.Title Insurance.4.02.Title Insurance.     (F)     At Closing, Sellers shall
     cause the Title Company to issue one or more extended coverage title insurance policies to Purchaser or NHP insuring Purchaser's or NHP's title to the Real Property as of the Closing Date subject to no exceptions other than the Permitted Exceptions in an aggregate amount equal to the Purchase Price (unless a higher amount of title insurance has been specified by Purchaser and the additional premium attributable to such higher amount has been deposited by Purchaser with the Escrow Agent at or prior to Closing) (the "Owner's Title Policies").

     4.03.Survey.4.03.Survey.     (G)     At  Closing, the Surveyors shall issue
     ------------------------
to Purchaser the Surveys of the Real Property revised to reflect any objections included in the Title and Survey Objection Letters, if and to the extent Sellers have agreed to correct the same in accordance with the terms hereof and certified in the manner specified herein.

     (ii) ASBESTOS AND ENVIRONMENTAL REPORT. As soon as practicable after the execution of this Agreement, Purchaser shall obtain from duly licensed environmental inspection companies reports with respect to the Facilities indicating (A) the presence (or absence) of asbestos in each of the Facilities, the level thereof, whether it is friable or non-friable, if it is friable the recommended steps to correct the problem and the anticipated cost thereof and
(B) the results of a Phase I Assessment of the Real Property and the Facilities (the "Asbestos and Environmental Reports"). Within three (3) business days, in the case of any of the Facilities which are subject to an anticipated March 31, 2004 Closing and within five (5) business days, in the case of any of the Facilities which are subject to an anticipated Closing subsequent to March 31, 2004, after Purchaser's receipt of the Asbestos and Environmental Reports (the "Environmental Review Period") Purchaser shall approve or disapprove each of the Asbestos and Environmental Reports in Purchaser's sole and absolute discretion. Should Purchaser disapprove the Asbestos and Environmental Reports, it shall notify the applicable Seller in writing of such disapproval and the reasons therefor at or prior to the expiration of the Environmental Review Period (the "Environmental Notice"). If any Seller advises Purchaser within three (3) business days, in the case of any of the Facilities which are subject to an anticipated March 31, 2004 Closing and within five (5) business days, in the case of any of the Facilities which are subject to an anticipated Closing subsequent to March 31, 2004, after their receipt of Purchaser's Environmental Notice that such Seller is unwilling or unable to remedy all such objections prior to the Closing Date, Purchaser shall have two (2) business days thereafter in which to advise the applicable Seller in writing of its election either to waive the matters to which it has objected and which Sellers are unwilling or unable to remedy or to terminate this Agreement either in its entirety or solely as to the affected Facility(ies).

     (iii) DUE DILIGENCE REVIEW. Purchaser shall be satisfied with the results of the Due Diligence Review; provided, however, if Purchaser is not satisfied with the results of its Due Diligence Review, Purchaser shall have the right to terminate this Agreement either in its entirety or solely as to the affected Facility(ies).

     ( (iv) REGULATORY APPROVAL; LICENSING.IV) REGULATORY APPROVAL; LICENSING. Either (i) the approval of the transaction by the appropriate regulatory and licensing authorities and agencies of the states where each of the Facilities is located, including receipt by Purchaser of all consents, approvals, licenses and certificates as may be necessary for Purchaser lawfully to own and operate the Facilities or (ii) the execution and delivery by the applicable Seller of the Interim Sublease with respect to any Facility for which
     Purchaser  does  not hold a license in its own name as of the Closing Date.

     (v)     DAMAGE  AND  CONDEMNATION.     (V)     DAMAGE  AND  CONDEMNATION.
Prior to the Closing Date, the risk of physical loss to the Sellers' Assets shall be borne by Sellers. Accordingly, it shall be a condition to Purchaser's obligation hereunder that prior to the Closing Date, no material portion of any of the Facilities nor any material portion of any of the Sellers' Assets shall have been damaged or destroyed by fire or other casualty, or shall have been taken or condemned by any public or quasi-public authority under the power of eminent domain, in any such case to an extent which causes the affected
Facility(ies) to lose use of any of its licensed beds/units or to become impracticable to operate as of the Closing Date or the postponement thereof, if applicable. If the Sellers' Assets shall have been so damaged or destroyed and Purchaser waives this condition, the applicable Seller shall assign to Purchaser all of its rights to any insurance proceeds in the connection therewith and the Purchase Price shall be reduced by any deductible which Purchaser shall be required to pay in connection with such damage or destruction or by any uninsured costs of repair or reconstruction. If the Sellers' Assets shall be so taken or condemned prior to Closing, and if Purchaser waive this condition, Sellers shall pay or assign to Purchaser all Sellers' right to the proceeds of any condemnation award in connection thereof and the Purchase Price shall be reduced by Purchaser' reasonable estimate of the amount by which the cost to repair the portion of the Sellers' Assets affected by such taking exceeds such condemnation award. Purchaser may, however, in lieu of closing, elect to exercise its rights under Paragraph 15(a) (iii) with respect to the affected Facility or Facilities if a material portion of the Seller's Assets is damaged, destroyed or taken prior to the Closing Date but such election shall not affect Purchaser obligation to Purchaser to purchase, or the Sellers' obligation to sell, the remainder of the Sellers' Assets in accordance with the terms of this Agreement.

     (vi)     NO  DEFAULTS.       (VI)     NO DEFAULTS.  Sellers shall not be in
default under any mortgage, contract, lease or other agreement affecting or relating to the Sellers' Assets including, but not limited to, the documents evidencing or securing the Existing Financing. provided, however, if such a default exists, Purchaser shall have the right to terminate this Agreement either in its entirety or solely as to the affected Facility(ies)

     (vii)     SELLERS' PERFORMANCE.       (VII)     SELLER'S PERFORMANCE.  Each
     Seller shall have performed all of its obligations under this Agreement that are to be performed prior to or at Closing to the extent the same have not been waived by Purchaser in accordance with the terms hereof; provided, however, if Seller has not performed its obligations under this Agreement, Purchaser shall have the right to terminate this Agreement either in its entirety or solely as to the affected Facility(ies).

     (viii) SELLERS' REPRESENTATIONS AND WARRANTIES. (VIII) SELLER'S REPRESENTATIONS AND WARRANTIES. Sellers' representations and warranties contained in this Agreement or in any certificate or document delivered in connection with this Agreement or the transactions contemplated herein shall be true in all material respects at and as of the date of Closing as though such representations and warranties were then again made; provided, however, if Seller's representations and warranties are not materially true at Closing, Purchaser shall have the right to terminate this Agreement either in its entirety or solely as to the affected Facility(ies).

          (ix) NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the financial or physical condition or results of operations of each of the Facilities; provided, however, if there occurs a material adverse change which affects less than all of the Facilities, then Purchaser shall have the right either to terminate this Agreement in its entirety and solely as to the affected Facility(ies).

     (x) THE EXISTING FINANCING. In the case of the Quail Ridge Facility, NHP shall have secured the consent of the lender to the assumption of the Existing Financing.

     (xi) BOARD APPROVAL. Purchaser shall have secured the approval of the Transaction by its Board of Directors.

For the avoidance of doubt, in the event that as of the Closing, any of the foregoing conditions to Closing have been satisfied as to some, but not all, of the Facilities, Purchaser shall have the right to either (A) waive the condition(s) which has not been satisfied and proceed with the Closing or (B) terminate this Agreement in its entirety or (C) terminate this Agreement solely as to the Facilities with respect to which the condition(s) to Closing has not been satisfied.

(b) SELLERS' CONDITIONS.(b) Seller's Conditions. Sellers' obligation to sell Sellers' Assets hereunder is subject to the fulfillment of each of the following conditions, any one or all of which may be waived by Seller in writing:

     (i)     PURCHASER'S  REPRESENTATIONS  AND  WARRANTIES.       (i)
Purchaser's Representations and Warranties. Purchaser's representations and warranties contained in this Agreement or in any certificate or document delivered in connection with this Agreement or the transactions contem-plated herein shall be true in all material respects at and as of the date of Closing as though such representations and warranties were then again made; provided, however, if Purchaser's representations and warranties are not materially true at Closing, Seller shall have the right to terminate this Agreement either in its entirety or solely as to the affected Facility(ies).

     (ii)     PURCHASER'S  PERFORMANCE.     (ii)     Purchaser's  Performance.
Purchaser shall have performed its obligations under this Agreement that are to be performed prior to or at Closing to the extent the same have not been waived by Seller in accordance with the terms hereof; provided, however, if Purchaser has not performed its obligations hereunder at Closing, Purchaser shall have the right to terminate this Agreement either in its entirety or solely as to the affected Facility(ies).

For the avoidance of doubt, in the event that as of the Closing, any of the foregoing conditions to Closing have been satisfied as to some, but not all, of the Facilities, Seller shall have the right to either (A) waive the condition(s) which has not been satisfied and proceed with the Closing or (B) terminate this Agreement in its entirety or (C) terminate this Agreement solely as to the Facilities with respect to which the condition(s) to Closing has not been satisfied; provided, however, if, as a result of the exercise by Seller of its rights under clause (C), the aggregate number of Facilities which Seller proposes to convey to Purchaser at Closing is less than five (5), Purchaser shall have the option of terminating this Agreement in its entirety.

14.     INDEMNIFICATION
        ---------------

(a)     BY SELLERS.  Each (A)     BY SELLER.  Seller shall indemnify, defend and
     hold harmless Purchaser from and against any and all costs, losses, damages, liabilities and obligations arising from or related to:

     (i) The ownership and/or operation by such Seller of the portion of the Sellers' Assets owned by it which exist as of the Closing Date;

     (ii) Any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of such Seller under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished by such Seller to Purchaser hereunder;

     (iii) Any litigation, investigations or other proceedings pending or threatened against or relating to the Facility owned by such Seller or the business being conducted thereon or against or relating to such Seller, its properties or business, including but not limited to any such litigation, investigations or other proceedings which may be disclosed to Purchaser in this Agreement, or any exhibit attached to this Agreement, or otherwise; and

     (iv) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses, including, but not limited to, reasonable attorney's fees, incident to any of the foregoing;

For purposes of this Paragraph 14, an obligation shall be deemed to "exist" as of the Closing if it relates to events which occurred prior to the Closing even if it is not asserted until after the Closing.

By their signatures set forth below, ABI, which is which is directly or indirectly a member of each of the Sellers other than El Paso Care Group, Ltd and Lodi Care Group LLC (the "JCI Sellers") and JCI, which is directly or indirectly a member or general partner (in the case of the JCI Seller which is a limited partnership) of the JCI Sellers, and each of which is currently anticipated to be a party designated by Seller pursuant to Exhibit D to receive
                                                            ---------
a portion of the Additional Purchase Price due hereunder and accordingly will derive a benefit from the transaction provided for herein, does hereby absolutely and unconditionally guarantee, on several, but not joint, basis based on its interest in the Additional Purchase Price, the payment of the indemnity obligations of Sellers under this Section 14(a) and each does hereby further agree that Purchaser shall have the right to enforce the guarantee obligations of Sellers directly against Guarantors (or any successor in interest to either or both of the Guarantors), subject to the limitation on each Guarantor's liability as set forth herein, without first seeking to recover the same from Sellers.

Purchaser acknowledges and agrees that its recourse under this Section 14(a) whether against Sellers or Guarantors or such other person(s) or entity(ies) hereafter designated by Sellers or Guarantors pursuant to Exhibit D to receive
                                                            ---------
the Additional Purchase Price payments from Purchaser shall be subject to the limitation that the amounts due to Purchaser (i) shall be payable solely by means of an offset by Purchaser against the Additional Purchase Price due to the applicable Guarantor and (ii) shall in no event exceed the amount of the Additional Purchase Price due to the applicable Guarantor or so much thereof as may be due and owing at the time Purchaser exercises its offset rights.

     In furtherance and not in limitation of the foregoing, any and all references in this Section 14(a) to Guarantors shall be deemed to be references to Guarantors or the persons or entities then entitled to receive the Additional Purchase Price payments pursuant to Exhibit D.
                                         ----------

(b)     BY  PURCHASER.  (B)     BY PURCHASER.  Purchaser shall indemnify, defend
and hold Sellers harmless from and against any and all costs, losses, damages, liabilities and obligations arising from or related to:

     (i) Except as otherwise provided in this Agreement or in the New Management Agreement, the ownership and operation of the Sellers' Assets from and after the Closing including, but not limited to, any costs, losses, damages, liabilities and obligations which may be imposed on the applicable Sellers or any affiliate or guarantor thereof under the Vehicle Leases and/or under the Existing Financing in the event Purchaser, in the case of the Vehicle Leases, or Purchaser or NHP, in the case of the Existing Financing, is unable to secure a release of Sellers or their affiliates, including any guarantors thereof, from liability thereunder from and after the Closing, it being understood and agreed that Purchaser shall have no obligation to indemnify Sellers or any affiliate of Sellers or any guarantor of the Vehicles Leases or the Existing Financing with respect to costs, losses, damages, liabilities and obligations arising from or related to the acts or omissions of JEA under the New Management Agreement;

     (ii) Any misrepresentation, breach of warranty or non-fulfillment of any agreement on the part of Purchaser under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished by Purchaser to Sellers hereunder; and

     (iii) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses, including, but not limited to, reasonable attorney's fees, incident to any of the foregoing.

     15.     TERMINATION15.     TERMINATION
             --------------     -----------

(a) GROUNDS FOR TERMINATION. (a) Grounds for Termination. This Agreement may be terminated in whole or solely with respect to the affected Facility or Facilities at the option of the terminating party and the transaction contemplated herein abandoned in whole or solely with respect to the affected Facility or Facilities, at the option of the terminating party, at any time prior to Closing:

(i)     By  mutual  written  agreement  of  the  parties;

          (ii) By Sellers, if any of the conditions set forth in Paragraph 13(b) shall have become incapable of fulfillment prior to the Closing Date or such earlier date as may be specifi-cally provided for the performance thereof (as the same may be extended) through no fault of Sellers and the same shall not have been waived by Sellers;

     (iii) By Purchaser, if any of the conditions set forth in Paragraph 13(a) shall have become incapable of fulfillment prior to the Closing Date or such earlier date as may be specifi-cally provided for the performance thereof (as the same may be extended) through no fault of Purchaser and the same shall not have been waived by Purchaser;

     (iv) By either Sellers or Purchaser in the event of a material breach by the other party of its obligations hereunder;

     (v) By either Sellers or Purchaser if the Closing has not occurred by the Closing Date specified in Paragraph 3 as the same may be extended in accordance with the terms thereof; and

(vi) By Purchaser upon Purchaser' receipt of written notification of any fact which would materially change any of the representations or warranties of Sellers herein.

     Provided, however, in the event either party elects to terminate this Agreement as to less than all of the Facilities, the non terminating party shall have the right, on written notice to the terminating party, to terminate this Agreement in its entirety if, as a result thereof, the number of Facilities remaining to be conveyed to Purchaser is less than five(5).

     (b) SELLERS' REMEDIES UPON TERMINATION.(b) Seller's Remedies Upon Termination. In the event of the termination of this Agreement by Sellers under Paragraphs 15(a) (ii) or (iv) or under Paragraph 15(a)(v) in the event the Closing has failed to occur as a result of a material breach by Purchaser of its obligations hereunder, Purchaser and Sellers acknowledge and agree as follows:

PURCHASER SHALL PAY TO SELLERS AS SELLERS' SOLE AND EXCLUSIVE REMEDY AN AMOUNT NOT TO EXCEED SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00) AS LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGING AND AGREEING THAT THE AMOUNT OF DAMAGES WHICH SELLERS MAY INCUR AS A RESULT OF SUCH TERMINATION MAY BE DIFFICULT TO ASCERTAIN AND THAT THE AMOUNT PROVIDED FOR HEREIN IS A REASONABLE AND FAIR ESTIMATE THEREOF, AFTER WHICH THE PARTIES SHALL HAVE NO FURTHER RIGHTS OR OBLIGATIONS HEREUNDER. THE LIQUIDATED DAMAGES PROVIDED FOR HEREIN ASSUMES THAT SELLERS HAVE AGREED TO SELL AND PURCHASERS HAVE AGREED TO PURCHASE NINE FACILITIES FOR A TOTAL LIQUIDATED DAMAGES AMOUNT PER FACILITY OF EIGHT THOUSAND THREE HUNDRED THIRTY THREE AND 33/100 DOLLARS ($8,333.33). ACCORDINGLY, THE ACTUAL AMOUNT DUE FROM PURCAHER TO SELL SHALL BE EIGHT THOUSAND THREE HUNDRED THIRTY THREE AND 33/100 DOLLARS ($8,333.33) PER FACILITY WHICH IS NOT PURCHASED BY PURCHASER OR NHP AS A RESULT OF A DEFAULT BY PURCHASER HEREUNDER.

     _____________________                    __________________
     Sellers'  Initials                         Purchaser's  Initials

(c) PURCHASER'S REMEDIES UPON TERMINATION.(c) Purchaser's Remedies Upon Termination. In the event Purchaser has the right to terminate this Agreement by
     Purchaser under Paragraphs 15(a) (iii) or (iv) or under Paragraph 15(a) (v) in the event the Closing has failed to occur as of a material breach by Sellers of their obligations hereunder, Purchaser shall have the right either to (i) waive the condition or covenant or breach at issue and proceed with the transaction on the terms contemplated herein or (ii) seek specific performance of Sellers' obligations hereunder or (iii) terminate this Agreement and seek to recover from Sellers the damages suffered by Purchaser as a result of such breach.

(d) EXPENSES. (D) EXPENSES. In the event the transaction contemplated hereby is not closed for any reason other than a breach by Purchaser or Sellers,
     Sellers and Purchaser shall share on a 50-50 basis all escrow cancellation fees and title charges. In the event the transaction contemplated hereby is not closed as a result of a breach by Purchaser, Purchaser shall pay all escrow cancellation fees and title charges and in the event the transaction contemplated hereby is not closed as a result of a breach by Sellers, Sellers shall pay all escrow cancellation fees and title charges,

(e) NO WAIVER. (e) No Waiver. Nothing contained in this Paragraph 15 shall constitute a waiver of or a restriction on any of Purchaser' rights or remedies in the event of a breach by Sellers of its obligations under this Agreement.

16.     NOTICES16.     NOTICES
        ----------     -------

Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight courier guaranteeing overnight delivery or by facsimile transmission, to the following address:

     To  Sellers
or  Guarantors:          6060  North  Central  Expressway
     Suite  560
Dallas,  Texas  75206
Attn:  Craig  Spaulding
     Telephone:  (214)  800-2855
Facsimile:  (214)  800-2857

     with  a  copy  to:          Shannon,  Gracey,  Ratliff  &  Miller,  LLP
               500  North  Akard
               Suite  2575
               Dallas,  TX  75201
               Attn:  Sam  Stollenwerck
               Telephone:  (214)  245-3060
               Facsimile:  (214)  245-3097

     To  Purchaser:          Emeritus  Corporation
     3131  Elliott  Ave,  Suite  500
Seattle,  WA  98121
Attn:  Bill  Shorten
Tel:  (206)  298-2909
Fax:  (206)  301-4500

with  a  copy  to:          The  Nathanson  Group  PLLC
     1520  Fourth  Avenue,  6th  Floor
     Seattle,  WA  98101
Attn:  Randi  S.  Nathanson
     Tel:  (206)  623-6239
     Fax:  (206)  623-1738

Notice shall be deemed upon actual receipt or refusal of receipt thereof regardless of the method of delivery used.

     17.     SOLE  AGREEMENT17.     SOLE  AGREEMENT
             ------------------     ---------------

This Agreement may not be amended or modified in any respect whatsoever except by instrument in writing signed by the parties hereto. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior negotiations, discussions, writings and agreements between them.

     18.     ASSIGNMENT18.     SUCCESSORS
             -------------     ----------

     The terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the heirs and successors of the parties hereto, including, but not limited to, any party, including Guarantors or any Seller's Designee or Sub-Designee (as those terms are defined in Exhibit D),
                                                                     ---------
designated to receive all or any portion of the Additional Purchase Price payments from Purchaser. Further, the parties acknowledge and agree that it is specifically understood and agreed that at or prior to Closing Purchaser may assign certain of it rights and obligations hereunder to NHP and/or to Purchaser's affiliate, ESC IV, L.P. ("ESC") and that such assignment shall be permitted without the further consent of Sellers. Sellers acknowledge and agree that notwithstanding that NHP may be the ultimate purchaser of certain of Seller's Assets, NHP shall not be liable for the obligations of Purchaser under this Agreement, including the obligation to pay the Additional Purchase Price, except to the extent NHP specifically assumes for the benefit of Purchaser, but not Sellers, such obligations under the terms of a Nomination Agreement between Purchaser and NHP.

19.     CAPTIONS19.     CAPTIONS
        -----------     --------

The captions of this agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

20.     SURVIVAL20.     SURVIVAL
        -----------     --------

All covenants, indemnities, warranties and representations of Purchaser and Seller herein shall survive the Closing and shall continue in effect for a period of two (2) years after the Closing Date, after which they shall terminate and be of no further force or effect except with respect to claims made by one party against the other during such two (2) year period, in which case the applicable covenants, indemnities, warranties or representations shall survive until the full and final resolution of such claims.

21.     GOVERNING  LAW21.     GOVERNING  LAW
        -----------------     --------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     22.     SEVERABILITY22.     SEVERABILITY
             ---------------     ------------

Should any one or more of the provisions of this Agreement be determined to be invalid, unlawful or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     23.     COUNTERPARTS23.     COUNTERPARTS
             ---------------     ------------

This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed to be originals.

24.     CONFIDENTIALITY24.     CONFIDENTIALITY
        ------------------     ---------------

In the event the transaction contemplated by this Agreement fails to close for any reason, Purchaser and Sellers agree to keep confidential any proprietary information disclosed to them by the other party during the course of this transaction.

25.     25.     EMPLOYEE  BENEFITS
                ------------------

At Closing, Sellers shall terminate all of the employees of each of the Facilities and shall pay to them any wages and benefits, i.e., vacation days and wellness days, which are due as of the Closing Date under applicable State law. Purchaser agrees to extend an offer of employment to each of the employees of the Facilities on reasonable comparable terms and conditions to the current terms of their employment as disclosed to Purchaser by Sellers. Purchaser acknowledges and agrees that Sellers are relying on Purchaser' agreement as set forth in this Paragraph 25 in not giving notice to the employees of the Facilities of the transaction provided for herein under the provisions of the WARN Act.

     26.     RESIDENT  SECURITY  DEPOSITS
             ----------------------------

     (a) At Closing, Sellers shall provide Purchaser with an accounting of all resident security deposits being held by Sellers as of the Closing Date (the "Resident Deposits"). Such accounting shall set forth the names of the residents or prospective residents for whom such funds are held, the amounts held on behalf of each resident or prospective resident and the Sellers' warranty that the accounting is true, correct and complete.

     (b) On the Closing Date, Sellers shall transfer the Resident Deposits to the bank accounts designated by the Purchaser and Purchaser shall in writing acknowledge to Sellers receipt of and expressly assume all Sellers' financial and custodial obligations with respect thereto, it being the intent and purpose of this provision that, at Closing, Sellers will be relieved of all fiduciary and custodial obligations, and that Purchaser will assume all such obligations and be directly accountable to the residents and prospective residents of the Facilities, with respect thereto.

     (c) Notwithstanding the foregoing, Sellers will indemnify and hold Purchaser harmless from all liabilities, claims and demands in the event the amount of the Resident Deposits transferred to the Purchaser's bank accounts as provided in Paragraph 26(b) did not repre-sent the full amount of such Resident Deposits then or thereafter shown to have been delivered to Sellers by the current residents or prospective residents of the Facilities.

     27.     ACCOUNTS  RECEIVABLE
             --------------------

(a) Within ten days prior to the Closing Date, Sellers shall provide Purchaser with a detailed listing of Sellers' accounts receivable which are anticipated to be outstanding on the Closing Date.

(b) From and after the Closing Date, Purchaser shall assume responsibility for the billing for and collection of payments on account of services rendered or goods sold by it on and after the Closing Date and Sellers shall retain all right, title and interest in and to and all responsibility for the collection of its accounts receivable for services rendered or goods sold prior to the Closing Date.

     (c) Any payments received by Purchaser after the Closing Date from residents with balances due for the period prior to and after the Closing Date, shall be remitted by Purchaser to Sellers first to reduce any pre-Closing Date balances, with the excess, if any, retained by Purchaser to reduce any post-Closing Date balances due.

(d) Sellers shall have the right during normal business hours and on reasonable notice to Purchaser to inspect Purchaser' books and records with respect to the accounts receivable received by it after the Closing Date from residents with balances due as of the Closing Date.

28.     CONSTRUCTION29.     CONSTRUCTION
        ---------------     ------------

Each party acknowledges and agrees that it has participated in the drafting and the negotiation of this Agreement and has been represented by counsel during the course thereof. Accordingly, in the event of a dispute with respect to the interpretation or enforcement of the terms hereof, no provision shall be construed so as to favor or disfavor either party hereto.

     29.     ATTORNEYS'  FEES30.     ATTORNEYS'  FEES
             -------------------     ----------------

In the event of litigation or other proceedings involving the parties to this Agreement to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a declaration of the rights of either party under this Agreement, the prevailing party shall be entitled to recover from the other such reasonable attorneys' fees and costs as may be actually incurred, including its costs and fees on appeal.

     30.     WAIVER  OF  JURY  TRIAL31.     WAIVER  OF  JURY  TRIAL
             --------------------------     -----------------------

EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, INCLUDING TO ENFORCE OR
DEFEND ANY RIGHTS HEREUNDER AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     31.     CALCULATION  OF  TIME  PERIODS  32.     Calculation of Time Periods
             ------------------------------

     Unless otherwise specified, in computing any period of time described herein, the day of the act or event on which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included, unless such last day is a Saturday, Sunday or legal holiday, in which event the period shall run until the next day which is not a Saturday, Sunday or a legal holiday.

     32.     EXPENSES33.     EXPENSES
             -----------     --------

Except as otherwise specifically provided herein, each party shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     33.     THIRD  PARTY  BENEFICIARY34.     THIRD  PARTY  BENEFICIARY
             ----------------------------     -------------------------

Nothing in this Agreement express or implied is intended to and shall not be construed to confer upon or create in any person (other than the parties hereto, ESC and NHP in the event Purchaser assigns some or all of its rights hereunder to ESC and NHP, respectively) any rights or remedies under or by reason of this Agreement, including without limitation, any right to enforce this Agreement.

     34.     EXHIBITS.  In the event any of the exhibits hereto are not complete
             --------
or are missing as of the Execution Date, the parties agree to negotiate in good faith to agree upon and attach hereto or complete, as applicable, such exhibits prior to Closing.

IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first written above.


SELLERS:                    LODI CARE GROUP, L.L.C.,
                              A Washington limited liability company

                              By:     /s/ Craig W. Spaulding
                                   Craig W. Spaulding, Manager


                              AURORA BAY/COLUMBUS, L.L.C.,
                              a Georgia limited liability company

                              By:     /s/ Craig W. Spaulding
                                   Craig W. Spaulding, Manager


                              AURORA BAY/HATTIESBURG, L.L.C,
                              a Mississippi limited liability company

                              By:     /s/ Craig W. Spaulding
                                   Craig W. Spaulding, Manager


                              SPRING CREEK GROUP, LTD.,
                              a Texas limited partnership

                              By:     Aurora Bay/Spring Creek, L.L.C., a
                                   Washington limited liability company
                              Its:     General Partner

                                   By:     /s/ Craig W. Spaulding
                                        Craig W. Spaulding, Manager


                              BEDFORD CARE GROUP, LTD.,
                              a Texas limited partnership

                              By:     Aurora Bay/Bedford, L.L.C., a
                                   Washington limited liability company
                              Its:     General Partner

                                   By:     /s/ Craig W. Spaulding
                                        Craig W. Spaulding, Manager


               TYLER GROUP, LTD.,
               a Texas limited partnership

                              By:     Aurora Bay/Tyler, L.L.C., a Washington
                                   Limited liability company
                              Its:     General Partner

                                   By:     /s/ Craig W. Spaulding
                                        Craig W. Spaulding, Manager


               WHITE ROCK CARE GROUP, LTD.,
               a Texas limited partnership

                              By:     Aurora Bay/White Rock, L.L.C., a
                                   Washington limited liability company
                              Its:     General Partner

                                   By:     /s/ Craig W. Spaulding
                                        Craig W. Spaulding, Manager


                              EL PASO CARE GROUP, LTD.,
               a Texas limited liability company

                              By:     El Paso JCI LLC, a Texas limited
                                   liability company

                              Its:     General Partner

                                   By:     /s/ Craig W. Spaulding
                                        Craig W. Spaulding, Manger


               LUBBOCK GROUP, LTD.,
               a Texas limited partnership

                              By:     Aurora Bay I, L.L.C., a Washington
                                   limited liability company
                              Its:     General Partner

                                   By:     /s/ Craig W. Spaulding
                                        Craig W. Spaulding, Manger


GUARANTORS:               AURORA BAY INVESMENTS, LLC, a Washington  limited
liability company

                              By:     /s/ Craig W. Spaulding
                                   Craig W. Spaulding, Manager


                              JCI, LLC, a Washington limited liability company


                              By:     /s/ Craig W. Spaulding
                                   Craig W. Spaulding, Manager



PURCHASER     :               EMERITUS CORPORATION,
                              a Washington corporation


                              By:     /s/ William M. Shorten
                                   William M. Shorten
                              Its:     Director of Real Estate Finance

                                    EXHIBIT A
                                LEGAL DESCRIPTION

                                  SEE ATTACHED

                                    EXHIBIT B
                                  FACILITY LIST



Facility     Address                    City          ST     Zip     Units
--------

Creekside     2000  West  Spring  Creek  Parkway          Plano          TX
75023     30
Heritage  Hills     3607  Weems  Road               Columbus     GA     31909
30
Oak  Hollow     2016 L Don Dodson Parkway          Bedford          TX     76095
30
Pine  Meadow     107  Fox  Chase                    Hattiesburg     MS     39401
30
Pinehurst     5403  Plantation  Drive               Tyler          TX     75703
30
Stonebridge     9271 White Rock Trail               Dallas          TX     75238
30
Austin  Gardens     2150  W  Kettleman  Lane               Lodi          CA
95242     30
Desert  Springs     5901  Bandolero  Drive               El  Paso          TX
79912     30
Quail  Ridge     5204  Elgin  Avenue               Lubbock          TX     79413
30

HERITAGE HILLS ALZHEIMER SPECIAL CARE CENTER
OAK HOLLOW ALZHEIMER SPECIAL CARE CENTER
PINE MEADOW ALZHEIMER SPECIAL CARE CENTER
PINEHURST ALZHEIMER SPECIAL CARE CENTER
DESERT SPRINGS ALZHEIMER SPECIAL CARE CENTER
QUAIL RIDGE ALZHEIMER SPECIAL CARE CENTER

                                    EXHIBIT C
                              VEHICLES BY FACILITY

                                  SEE ATTACHED

                                    EXHIBIT D
                          THE ADDITIONAL PURCHASE PRICE
                             CALCULATION AND PAYMENT


1. ADDITIONAL PURCHASE PRICE CALCULATION. Within thirty (30) days after the Additional Purchase Price Payment Date, Purchaser shall deliver to Sellers a reasonably detailed calculation (the "Purchaser Additional Purchase Price Calculation") reflecting (i) the Starting NOI (as hereinafter defined), (ii) the
     Ending NOI (as hereinafter defined), (iii) the NOI Improvement (as hereinafter defined) and (iv) the amount of the Additional Purchase Price.

For purposes hereof, the Additional Purchase Price shall be equal to the sum of
(A) the lesser of (i) the Additional Purchase Price Cap and (ii) the amount resulting from first multiplying the NOI Improvement by 50% and then dividing the resulting amount by 11% minus (B) the Excess Claims Amount.

For purposes hereof, the following definitions shall apply:

(a) "Starting NOI" shall be defined as Five Million One Hundred Thirty Seven Thousand Six Hundred Eleven and no/100 Dollars ($5,137,611);

(b) "Ending NOI" shall be defined as the amount determined by taking (A) the aggregate amounts for the twelve (12) months ending on the Additional Purchase Price Payment Date, set forth in the Purchaser's financial statements under the caption "Net Operating Income/Loss" plus (A) the aggregate amounts for the twelve (12) months ending on the Additional Purchase Price Payment Date, set forth in Purchaser's financial statements under the captions "Property Insurance" and "Casualty Insurance" less (A) Seven Hundred Sixty Eight Thousand Seven Hundred Seventy Five and no/100 Dollars ($768,775.00); and

(c) "NOI Improvement" shall be defined as the positive difference between the Starting NOI and the Ending NOI.

(d) "Excess Claims Amount" shall be defined as the difference between (i) the aggregate amount paid with respect to the Facilities for professional and general liability and property insurance claims during the period from the Initial Closing Date to the Additional Purchase Price Payment Date and (ii) Two Million Two Hundred Forty Thousand and no/100 Dollars ($2,240,000).

2.  ADDITIONAL PURCHASE PRICE DISPUTE RESOLUTION AND PAYMENT METHODOLOGY.

(a) Sellers shall have thirty (30) days after their receipt of the Purchaser Additional Purchase Price Calculation (the "Review Period") to either agree with, or dispute, the amount of the Additional Purchase Price as reflected therein. In the event Sellers do not dispute the Purchaser Additional Purchase Price Calculation within the Review Period, then the Purchaser Additional Purchase Price Payment Calculation shall be final and binding on the parties and within five (5) business days thereafter Purchaser shall deliver the Note (as hereinafter defined) to Sellers.

(b) In the event Sellers do dispute the Purchaser Additional Purchase Price Calculation within the Review Period, they shall do so by delivering to Purchaser a written objection prior to the end of the Review Period setting forth in reasonable detail the basis of their objections (the "Objection Notice"). Purchaser and Sellers shall negotiate in good faith for a period of ten (10) days after Purchaser's receipt of the Objection Notice (the "Resolution Period") in an effort to resolve the objections of Sellers and to agree upon the amount of the Additional Purchase Price.

(c) In the event Purchaser and Sellers are able to agree on the amount of the Additional Purchase Price, including any needed amendments to the Purchaser Additional Purchase Price Calculation, within the Resolution Period, then within five (5) business days after the earlier to occur of (i) the end of the Resolution Period or (ii) the date on which Sellers and Purchaser agree on the amount of the Additional Purchase Price, Purchaser shall deliver the Note to Sellers or their designees in the amount set forth in the Purchaser Additional Purchase Price Calculation as modified, if applicable, during the Resolution Period.

(d) In the event Sellers and Purchaser are unable to agree on the amount of the Additional Purchase Price during the Resolution Period, then within five (5) business days after the earlier to occur of (i) the end of the Resolution Period or (ii) the date on which Sellers and Purchaser agree that they are unable to agree on the amount of the Additional Purchase Price, Purchaser shall deliver the Note to Sellers in the amount set forth in the Purchaser Additional Purchase Price Calculation and Sellers or their designees and Purchaser shall have a period of thirty (30) days after the end of the Resolution Period (the "Selection Period") in which to agree upon a certified public accountant or firm of accountants then having no relationship with Sellers and Purchaser or any of the principals or affiliates thereof (the "Accountant") to which they shall submit the matters reflected in the Objection Notice for binding resolution. In the event Sellers and Purchaser are unable to agree upon an Accountant within the Selection Period, then they shall ask a court sitting in King County, Washington (the "Court") to select an Accountant on their behalf who meets the criteria of this Agreement and they shall be bound by such determination. The date on which the Objection Notice is submitted to the Accountant by Sellers and Purchaser or the Court, as applicable, shall hereinafter be referred to as the Submission Date. Sellers and Purchaser or the Court, as applicable, shall instruct the Accountant to issue its determination with respect to the resolution of the matters set forth in the Objection Notice within thirty (30) days after the Submission Date.

(e) In the event the Accountant determines that the amount due from Purchaser exceeds the amount set forth in the Note delivered pursuant to this Exhibit D, then within five (5) business days after the receipt by Sellers and Purchaser of the written determination of the Accountant, Purchaser shall issue a replacement Note to Sellers and Sellers shall return to Purchaser the Note previously delivered to it marked "CANCELLED" and from and after the date on which Purchaser issues the replacement Note its payment obligations to Sellers shall be as set forth in the replacement Note.

(f) Sellers, on the one hand, and Purchaser, on the other hand, shall share the fees and expenses of the Accountant on a 50-50 basis unless (i) the Accountant determines that any errors in the Purchaser Additional Purchase Price Calculation affected the amount of the Additional Purchase Price by five percent (5%) or less, in which case the fees and expenses of the Accountant shall be paid solely by Sellers or (ii) any errors in the Purchaser Additional Purchase Price Calculation affected the amount of the Additional Purchase Price by more than five percent (5%), in which case the fees and expenses of the Accountant shall be paid solely by Purchaser.

(g) For purposes hereof, the Note shall be defined as a Promissory Note duly executed by Purchaser in the face amount of the Additional Purchase Price, which Note shall provide for interest to accrue on the outstanding principal balance thereof at the rate of 8% pr annum, with monthly principal and interest payments due thereunder calculated using an amortization period of five years from the initial delivery of the Note (the "Original Delivery Date") and with the entire outstanding principal balance and any accrued and unpaid interest thereon being due and payable in full on the third anniversary of the Original Delivery Date. The Note shall be in the form attached hereto as Schedule I.

(h) In no event shall Purchaser be required to pay, or shall the Accountant have any authority to require Purchaser to pay, an amount for the Additional Purchase Price in excess of the Additional Purchase Price Cap.

     (i) Sellers shall have the right on written notice to Purchaser (a "Delegation Notice") to delegate their rights and obligations under this Exhibit D, including their right to receive the Note and the payments due thereunder to one or more of their members or managers (a "Designee") and, in such event, any and all references in this Exhibit D to the Sellers shall be deemed to be references to the Sellers' designee(s). Sellers' designee(s) shall have the further right, on written notice to Purchaser to delegate its or their rights and obligations under this Exhibit D, including its or their right to receive the Note and the payments due thereunder to one or more of its members or managers (a "Sub-Designee") and in such even any and all reference in this Exhibit D to the Sellers shall be deemed to be references to such Sub-Designee(s). Any Delegation Notice to Purchaser shall indicate the name of each Designee or Sub-Designee and the amount of the Additional Purchase Price being allocated to such Designee or Sub-Designee.

                             SCHEDULE I TO EXHIBIT D

                                 PROMISSORY NOTE

$__________________                                     ______,  2007

     Emeritus Corporation, a Washington Corporation, with a principal place of business at 3131 Elliott Ave, Suite 500, Seattle, Washington 98121 ("Maker"), hereby promises to pay to the order of ______________________________________________________, with a principal address of ____________________________ ("Holder"), in lawful money of the United States of America, the principal sum of _________________________, with interest due hereunder on the unpaid principal balance, on the terms and conditions set forth herein.

     1.  Interest.
         ---------

     1.1     Base Interest.  The outstanding principal balance hereof shall bear
             -------------
interest from the date hereof to the date repaid at an annual rate of eight percent (8%) interest per annum (the "Base Interest").

     1.2     Late  Charge.  Any  principal  or interest not paid within ten (10)
             -------------
days  after  the date due shall be subject to a late charge of five percent (5%)
(the  "Late  Charge").

     2.     Payments.
            --------

     2.1     Payment of Principal and Interest.  Principal and interest shall be
             ---------------------------------
due and payable in monthly installments commencing on ____________, 2007. The principal and interest payments shall be calculated using a five (5) year amortization period and each such payment shall be in the amount, and shall be applied toward principal and interest in the manner, reflected in the amortization schedule attached hereto as Exhibit A. The entire outstanding principal balance and any accrued and unpaid interest shall be due and payable in full on ______, 2010 (the "Maturity Date").

     2.2     Application of Payments.  Unless applicable law provides otherwise,
             -----------------------
all payments received by Holder under Paragraph 2.1 shall be applied as follows: first, to any amounts advanced by Holder under the terms of the Note together with any accrued interest thereon; second, to accrued interest; and third, to the unpaid principal balance.

     2.3     Prepayment.  Maker  shall have the right at anytime during the term
             ----------
of this Note to prepay the outstanding principal balance hereof or any accrued and unpaid interest thereon in whole or in part without penalty or premium.

     3.     Default.   The  following  shall  constitute  an  Event  of  Default
            -------
hereunder:

     3.1 The failure of Maker to pay any monthly installment of interest within ten (10) days after such payment is due;

     3.2 The failure of Maker to pay the outstanding principal balance hereof and any accrued but unpaid interest on the Maturity Date; or

     3.3 If Maker shall be dissolved or shall apply for or consent to the appointment of a receiver, trustee or liquidator of it or of all or a substantial part of its assets, file a voluntary petition in bankruptcy, or admit in writing its inability to pay its or his debts as they become due, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or taking advantage of any insolvency law, or if an order, judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Maker bankrupt or insolvent or approving a petition seeking reorganization of Maker or of all or a substantial part of its assets and such order, judgment or decrees shall not be dismissed, discharged or stayed within thirty (30) days.

     Such Event of Default shall entitle Holder to exercise any or all of the following rights and remedies: (i) declare the entire outstanding principal balance hereof and any accrued and unpaid interest thereon to be immediately due and payable and/or (ii) exercise any other rights and remedies as may be available to Holder at law or in equity hereunder.

     4.     Nonwaiver.  Failure  to exercise any right the Holder may have or be
            ---------
entitled to in the event of any default hereunder shall not constitute a waiver of such right or any other right in the event of any subsequent default. No single or partial exercise of any power hereunder or under any agreement securing any obligations hereunder shall preclude other or further exercises thereof or the exercising of any power. Holder shall at all times have the right to proceed against Maker and any guarantor hereof and any collateral given for the obligations of either of the foregoing in any such order and in such manner as Holder may deem fit, without waiving any rights under this Note or with respect to any guarantee hereof, and with respect to any security given for any of the foregoing.

     5.     Waivers.  Maker  hereby  waives presentment for payment, protest and
            -------
demand, notice of protest, demand, dishonor and nonpayment of this Note, and consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, including releasing any makers, endorsers, guarantors or sureties or any collateral given to secure the payment hereof or any part thereof, by written agreement between Holder and Maker, and such consent shall not alter or diminish the liability of any person or the enforceability of this Note and it being understood and agreed that the respective liability of Maker shall be unconditional and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder.

     In any action or proceeding to recover any sum herein provided for on the terms herein set forth, no defense of adequacy of security or that resort must first be had to security or to any other person shall be asserted.

     6.     Collection  Costs.  Upon  the  occurrence  of  an  Event  of Default
            -----------------
hereunder, Maker agrees to pay all costs, including reasonable attorneys' fees, incurred by the Holder hereof in any suit, action or appeal therefrom in which the Holder hereof is the prevailing party, or without suit, in connection with collection hereof, including any costs incurred by any attorney engaged to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors rights and involving a claim under this Note, to represent Holder in any other proceedings whatsoever in connection with this Note, including post judgment proceedings to enforce any judgment related hereto or in connection with seeking an out of court work out or settlement of any of the foregoing. This provision is separate and several and shall survive the merger of this provision into any judgment.

     7.     Maximum  Interest.  Neither  this  Note  nor any instrument securing
            -----------------
payment thereof or otherwise relating to the debt evidenced hereby shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law. If this Note or any other instrument does so provide, the provisions of this paragraph shall govern, and neither Maker nor any endorsers of this Note nor their respective heirs, personal representatives, successors or assigns shall be obligated to pay the amount of interest or interest at a rate in excess of the amount or the interest rate permitted by applicable law.

     8.     Business  Purpose.  This  Note  is  given  as  a  promissory note in
            -----------------
connection with the purchase of real property for commercial purposes located in the counties listed on the attached Exhibit A, and is not for personal, residential or agricultural purposes.

     9.     Notice.  All  notices, requests and demands hereunder shall be given
            ------
in writing to the respective parties at the addresses first set forth above. Any demand or notice to be made or given under the terms hereof or any instrument now or hereafter securing this Note by the Holder hereof to Maker shall be effective when delivered in writing by registered mail, return receipt requested, by facsimile transmission (with receipt confirmed by the recipient), by overnight courier or by hand delivery to the parties at their addresses set forth above. Notice shall be deemed to be received upon the actual confirmed receipt thereof (or upon the refusal of delivery).

     10.     Modification.  This  Note  may not be amended or modified except by
             ------------
written  instrument  signed  by  the  parties  hereto.

     11.     Governing  Law/Venue.  This Note shall be governed by and construed
             --------------------
in accordance with the laws of the State of Washington. Maker acknowledges and agrees that any suit seeking to enforce or collect any of the obligations of Maker hereunder may be brought in any state or federal court in King County, Washington and that Maker will not assert as a defense to any such action that the court lacks personal jurisdiction over Maker or that the forum is not convenient for Maker.

     12.     Assignment.  Maker  may  not  assign  its  rights  or  obligations
             ----------
hereunder without the prior written consent of Holder, which shall not be unreasonably withheld. Holder may assign its rights hereunder upon notice to, but without the consent of, Maker.

     13.     Construction.  Each  party  acknowledges  and  agrees  that  it has
             -------------
participated in the drafting and the negotiation of this Agreement and has been represented by counsel of its choice during the course thereof. Accordingly, in the event of a dispute with respect to the interpretation or enforcement of the terms hereof, including any provision to impose penalties, costs and/or fees upon the occurrence of an Event of Default hereunder, no provision shall be construed so as to favor or disfavor either party hereto.

     14.     Termination  of  Note.  This Note may not be terminated orally, but
             ----------------------
only by a discharge in writing and signed by the party who is the owner and holder of this Note at the time enforcement of any discharge is sought.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Note as of the day and year first set forth above.


MAKER:                         EMERITUS CORPORATION,
                              a Washington corporation


                              By:     _______________________
                              Its:     _______________________

                                    EXHIBIT E
                           SELLER DUE DILIGENCE COSTS

                                  SEE ATTACHED

                                    EXHIBIT F
                                  REPAIR COSTS

                                  SEE ATTACHED

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                                    EXHIBIT G
                             LITIGATION BY FACIILITY

                                      NONE

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                                    EXHIBIT H
                         OPERATING CONTRACTS BY FACILITY

                                  SEE ATTACHED


                                    EXHIBIT I

                   MATERIAL TERMS OF NEW MANAGEMENT AGREEMENT

     TERM: Three Years from the Closing Date unless earlier terminated upon the occurrence of an event of default thereunder.

     MANAGEMENT FEE: 5% of gross revenues of the Facilities, subject to reduction on a dollar for dollar basis if the net operating income of the Facilities is not sufficient to cover any lease payments due to NHP, the 5% management fee and a $250 per unit per month capital expenditure reserve but in no event shall the management fee be less than 4% of the gross revenues of the Alzheimer Facilities.

     TERMINATION FEE: Upon termination of the Management Agreement, JEA will be paid a termination fee in an amount equal to $100,000 per year for a period of ten (10) years after the termination of the Management Agreement.

     BACK OFFICE SUPPORT: Purchaser shall provide certain back office support to the Facilities, including, but not limited to, insurance and risk management and personnel services.

     NON-COMPETE: Neither JEA nor the principals of JEA shall, directly or indirectly, compete with the Facilities in the operation of Alzheimer facilities for a period commencing on the Closing Date and ending on the date on which the final Termination Fee payment has been made by the Purchaser.